SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-25233                 80-0091851
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


400 Rella Boulevard, Montebello, New York                         10901
-----------------------------------------                      ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.      Entry into a Material Definitive Agreement.

         On October 27, 2005 the Board of Directors of Provident Bank, the wholly-owned subsidiary of Provident New York Bancorp (the "Registrant"), granted bonuses for the fiscal year ended September 30, 2005 to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K).


                 Name             Bonus Grant
        ----------------------  ---------------
        George Strayton         $      100,800
        Daniel G. Rothstein     $       32,800
        Stephen G. Dormer       $       28,300
        Richard O. Jones        $       25,100
        Paul A. Maisch          $       27,700


Item 9.01.      Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               PROVIDENT NEW YORK BANCORP



DATE: October 28, 2005     By: \s\ Paul A. Maisch
                               -------------------------------------------------
                               Paul A. Maisch
                               Senior Vice President and Chief Financial Officer